Cable and Satellite Television Distribution Rights, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Cable and Satellite Television Distribution Rights [Abstract]
Cable and Satellite Television Distribution Rights, Net
Cable and Satellite Television Distribution Rights, Net
Cable and satellite television distribution rights consisted of the following:

	March 31,	December 31,
(in millions)	2013	2012
Cable and satellite television distribution rights	$2,276	2,304
Less accumulated amortization	(1,554)	(1,540)
Cable and satellite television distribution rights, net	$722	764

The Company recorded amortization expense of $42 million and $41 million for the three months ended March 31, 2013 and 2012, respectively, related to cable and satellite television distribution rights.
As of March 31, 2013, related amortization expense for each of the next five years ended December 31 was as follows (in millions):

Remainder of 2013	$130
2014	168
2015	162
2016	161
2017	111

(6) Cable and Satellite Television Distribution Rights, Net
Cable and satellite television distribution rights consisted of the following:

	December 31,
(in millions)	2012	2011
Cable and satellite television distribution rights	$2,304	2,284
Less accumulated amortization	(1,540)	(1,379)
Cable and satellite television distribution rights, net	$764	905
The Company enters into affiliation agreements with cable and satellite television providers for carriage of the Company's shopping service, as well as for certain channel placement. If these cable and satellite affiliates were to add additional subscribers to the agreement through acquisition, the Company may be required to make additional payments.
The Company's ability to continue to sell products to its customers is dependent on its ability to maintain and renew these affiliation agreements. In some cases, renewals are not agreed upon prior to the expiration of a given agreement while the programming continues to be carried by the relevant distributor without an effective agreement in place. The Company does not have distribution agreements with some of the cable operators that carry its progamming.
Cable and satellite television distribution rights are amortized using the straight-line method over the lives of the individual agreements. The remaining weighted average lives of the cable and satellite television distribution rights was approximately 4.8 years at December 31, 2012. The Company recorded amortization expense of $163 million, $167 million and $169 million for the years ended December 31, 2012, 2011 and 2010, respectively, related to cable and satellite television distribution rights.
As of December 31, 2012, related amortization expense for each of the next five years ended December 31 was as follows (in millions):

2013	$166
2014	162
2015	159
2016	158
2017	107
In return for carrying the QVC signals, each programming distributor in the United States receives an allocated portion, based upon market share, of up to 5% of the net sales of merchandise sold via the television programs and certain internet sales to customers located in the programming distributor's service areas. In Japan, Germany, the United Kingdom and Italy, programming distributors receive an agreed-upon annual fee, a monthly fee per subscriber regardless of the net sales or a variable percentage of net sales. The Company recorded expense related to these commissions of $296 million, $299 million and $280 million for the years ended December 31, 2012, 2011 and 2010, respectively, which is included as part of operating expenses in the accompanying consolidated statements of operations.